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ROYCE CAPITAL FUND
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ROYCE TOTAL RETURN PORTFOLIO
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PROSPECTUS --      AUGUST 15, 1998
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                      Royce  Total  Return Portfolio (the  "Fund")  is  a
                      series of Royce Capital Fund (the "Trust"). Shares of the Fund are offered to life insurance companies ("Insurance Companies") for allocation to certain separate accounts established for the purpose of
                      funding   qualified   and  non-qualified   variable
                      annuity   contracts  and  variable  life  insurance
                      contracts ("Variable Contracts"), and may also be offered directly to certain pension plans and
                      retirement    plans    and   accounts    permitting
                      accumulation of assets on a tax-deferred basis ("Retirement Plans").

                      The  Trust  is currently offering shares  of  three
                      series.   This  Prospectus relates to  Royce  Total
                      Return Portfolio only.

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ABOUT THIS            This   Prospectus   sets   forth   concisely    the
PROSPECTUS            information  that you should know  about  the  Fund
                      before  you  invest.   It should  be  retained  for
                      future   reference.   A  "Statement  of  Additional
                      Information"  containing further information  about
                      the  Fund  and  the Trust has been filed  with  the
                      Securities and Exchange Commission.  The  Statement
                      of  Additional Information is dated April 15,  1998
                      and  has  been incorporated by reference into  this
                      Prospectus.  A copy may be obtained without  charge
                      by  writing  to  the  Trust,  by  calling  Investor
                      Information  at 1 (800) 221-4268 or by  writing  or
                      calling your Insurance Company.
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TABLE OF CONTENTS
                               Page         			        Page
Fund Expenses                     2    Management of the Trust             7
Investment Performance            3    General Information                 8
Investment Objective              4    Dividends, Distributions and Taxes  9
Investment Policies               4    Net Asset Value Per Share          10
Investment Risks                  5    Shareholder Guide                  10
Investment Limitations            5
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THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE
SECURITIES OR PASSED ON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


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FUND EXPENSES         Transaction  expenses are charges paid when  shares
	              of the Fund are purchased or sold.
                            Shareholder Transaction Expenses
			    --------------------------------
                       Sales Load Imposed on Purchases or
                            Reinvested Dividends.................None
                       Deferred Sales Load on Redemptions........None

                       The Fund pays its own operating expenses, including the investment management fee to Royce & Associates, Inc. ("Royce"), the investment adviser to the Fund. Expenses are factored into the Fund's net asset value daily. The following expenses are estimated for the Fund's first year of operation.

                                        Annual Fund Operating Expenses
                       			------------------------------
                       Management Fees
                           (after waivers)          		.00%
                       12b-1 Fees                 		None
                       Other Expenses
                       (after reimbursement)                    1.35%
                       Total Operating Expenses (after		-----
                            waivers and reimbursement)          1.35%
                       						-----
                       The purpose of the above table is to assist you in understanding the various costs and expenses that you would bear directly or indirectly as an investor in the Fund. Management fees would be 1.00% and total operating expenses would be 2.99% without the waiver of management fees and reimbursement of Fund expenses by Royce. Royce has voluntarily committed to waive its fees and reimburse Fund expenses through December 31, 1998 to the extent necessary to maintain total operating expenses of the Fund at or below 1.35%.

                       The following examples illustrate the expenses that you would incur on a $1,000 investment over various periods, assuming a 5% annual rate of return and redemption at the end of each period.

                                     1 Year    3 Years
                       		     ------    -------
                                       $14       $43

                      THESE EXAMPLES SHOULD NOT BE CONSIDERED REPRESENTATIONS OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

                      Additional expenses are incurred under the Variable Contracts and the Retirement Plans. These expenses are not described in this Prospectus. Variable Contract owners and Retirement Plan participants should consult the Variable Contract disclosure documents or Retirement Plan information regarding these expenses.
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INVESTMENT             From time to time, the Fund may communicate figures
PERFORMANCE            reflecting total return over various time  periods.
                       "Total  return" is the rate of return on an  amount
Total return is the    invested in the Fund from the beginning to the  end
Change in value        of   the  stated  period.   "Average  annual  total
over                   return" is the annual compounded percentage  change
given time period,     in the value of an amount invested in the Fund from
assuming               the  beginning until the end of the stated  period.
reinvestment           Total returns, which assume the reinvestment of all
of any dividends       net  investment income dividends and capital  gains
and capital gains      distributions,  are  historical  measures  of  past
distributions          performance and are not intended to indicate future
                       performance.

                      Total returns quoted for the Fund include the effect of deducting the Fund's operating expenses, but do not include charges and expenses attributable to a particular Variable Contract or Retirement Plan. Because shares of the Fund may be purchased only through a Variable Contract or an eligible Retirement Plan, an individual owning a Variable Contract or participating in a Retirement Plan should carefully review the Variable Contract disclosure documents or Retirement Plan information for information on relevant charges and expenses.

                      Excluding these charges and expenses from quotations of the Fund's performance has the effect of increasing the performance quoted. These charges and expenses should be considered when comparing the Fund's performance to other investment vehicles.

                      The Fund has the same investment objectives and follows substantially the same investment policies as a corresponding Royce retail fund. The Royce retail fund has the same investment adviser as the corresponding Fund offered in this Prospectus.

                      Set forth in the table below is total return information for the Fund and for the Royce retail fund corresponding to the Fund, calculated as described above. Such information has been obtained from Royce and updates the information set forth in the current prospectus of each fund. Investors should not consider this performance data as an indication of the future performance of the Fund offered in this Prospectus. The performance figures presented below for the Royce retail fund reflects the deduction of the historical fees and expenses paid by that fund, and not those to be paid by this Fund. The figures also do not reflect the deduction of charges or expenses attributable to Variable Contracts. As discussed above, investors should refer to the applicable Variable Contract disclosure documents for information on such charges and expenses. Additionally, although it is anticipated that the Fund and its corresponding retail fund will hold similar securities selections, their investment results are expected to differ. In particular, differences in asset size and in cash flow resulting from purchases and redemptions of Fund shares may result in different security selections, differences in the relative weightings of securities or differences in the price paid for particular portfolio holdings.


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                      The  total return for the Fund for the period ended
                      June 30, 1998 was:

                                             		  Since     Inception
                                           		Inception      Date
					   		---------   ---------
                      Royce Total Return Portfolio        -0.2%    May 15, 1998

                      The   average   annual  total   returns   for   the
                      corresponding Royce retail fund for the periods ended June 30, 1998 were:

                                        	One   Three  Five    Since   Inception
                                       		Year  Year   Year  Inception    Date
						----  -----  ----  ---------  --------
                      Royce Total Return Fund   17.8% 22.8%   --     19.2%    12/15/93

                      The above total returns reflect partial waivers of management fees. Without such waivers, the average annual total returns would have been lower.

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INVESTMENT            ROYCE TOTAL RETURN PORTFOLIO'S investment objective
OBJECTIVE             is  an  equal  focus  on both long-term  growth  of
                      capital  and current income.  It seeks  to  achieve
                      this objective through investments in a diversified
                      portfolio  of  dividend-paying  common  stocks   of
                      companies selected on a value basis.

                      This investment objective is fundamental and may not be changed without the approval of a majority of the Fund's outstanding voting shares.

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INVESTMENT            Royce  will  use a "value" method in  managi
POLICIES              Fund's  assets.   In its selection  process,  Royce
                      puts  primary emphasis on various internal  returns
The Fund invests on   indicative of profitability, balance sheet quality,
a                     cash flows and the relationships that these factors
"value" basis         have to the current price of a given security.

The Fund invests      Royce's  value method is based on its  belief  that
primarily in          the  securities of certain small companies may sell
small companies       at  a discount from its estimate of such companies'
                      "private  worth".  Royce will attempt  to  identify
                      and  invest in these securities for the Fund,  with
                      the  expectation  that this "value  discount"  will
                      narrow   over   time  and  thus   provide   capital
                      appreciation for the Fund.

                      In  accordance with its dual objective  of  capital
                      appreciation (realized and unrealized) and  current
                      income,  Royce Total Return Portfolio will normally
                      invest  at least 65% of its assets in common stocks
                      and  convertible securities.  At least 90% of these
                      securities will be income-producing, and  at  least
                      65%  will be issued by companies with stock  market
                      capitalizations under $1 billion  at  the  time  of
                      investment.  The remainder of the Fund's assets may
                      be  invested in securities with higher stock market
                      capitalizations, non-dividend-paying common  stocks
                      and  non-convertible securities.  While most of the
                      Fund's  securities  will be  income-producing,  the
                      composite yield of the Fund will vary
                      and   may  be  either  higher  or  lower  than  the
                      composite  yield of the stocks in  the  Standard  &
                      Poor's 500 Index.
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INVESTMENT            As  a  mutual  fund investing primarily  in  common
RISKS                 stocks  and/or securities convertible  into  common
                      stocks,  the Fund is subject to market  risk,  that
The Fund is subject   is,  the possibility that common stock prices  will
to certain    	      decline  over short or even extended periods.   The
investment            Fund  will  invest  substantial  portions  of   its
risks                 assets in securities of small-cap companies.   Such
                      companies  may  not be well-known to the  investing
                      public,  may  not  have  significant  institutional
                      ownership  and  may have cyclical, static  or  only
                      moderate   growth  prospects.   In  addition,   the
                      securities of such companies may be more volatile in price, have wider spreads between their bid and ask prices and have significantly lower trading volumes than the larger capitalization stocks.
                      Accordingly, Royce's investment method requires a long-term investment horizon, and the Fund should not be used by market timers.

                      Because the Fund invests primarily in small and/or micro-capitalization securities, it may not be able to purchase or sell more than a limited number of shares of a portfolio security at then quoted market prices, and may require a considerable period of time to acquire or dispose of a position in the security. This risk will increase to the extent other Royce-managed accounts or other investors are also seeking to purchase or sell a portfolio security held by the Fund. See "Net Asset Value Per Share".

                      In  addition,  the  Fund may  invest  in  micro-cap
                      securities  that  are followed  by  relatively  few
                      securities  analysts, with the  result  that  there
                      tends  to  be  less publicly available  information
                      concerning  the  securities.   The  securities   of
                      these  companies  may have limited trading  volumes
                      and  be  subject  to more abrupt or erratic  market
                      movements  than  the  securities  of  larger,  more
                      established  companies or the  market  averages  in
                      general,  and  Royce may be required to  deal  with
                      only  a  few  market-makers  when  purchasing   and
                      selling  these securities.  Companies in which  the
                      Fund  is  likely  to invest also may  have  limited
                      product lines, markets or financial resources,  may
                      lack  management  depth and may be more  vulnerable
                      to  adverse business or market developments.  Thus,
                      the Fund may involve considerably more risk than  a
                      mutual  fund  investing in the more  liquid  equity
                      securities of larger companies.
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INVESTMENT            The    Fund   has   adopted   certain   fundamental
LIMITATIONS           limitations,  designed to reduce  its  exposure  to
                      specific  situations,  which  may  not  be  changed
                      without   the  approval  of  a  majority   of   its
                      outstanding voting shares, as that term is defined in the 1940 Act. These limitations are set forth in the Statement of Additional

The Fund has
adopted               Information  and provide, among other things,  that
certain fundamental   the Fund will not:
limitations
                        (a) as to 75% of its assets, invest more than 5% of its assets in the securities of any one issuer, excluding obligations of the U.S. Government;
                        (b) invest more than 25% of its assets in any one industry; or
                        (c) invest in companies for the purpose of exercising control of management.

Other Investment      In  addition to investing primarily in  the  equity
Practices:            and  fixed  income securities described above,  the
                      Fund may follow a number of additional investment practices.

Short-term fixed      The  Fund  may  invest in short-term  fixed  income
income securities     securities  for  temporary defensive  purposes,  to
                      invest  uncommitted cash balances  or  to  maintain
                      liquidity  to meet shareholder redemptions.   These
                      securities consist of United States Treasury bills,
                      domestic bank certificates of deposit, high-quality
                      commercial    paper   and   repurchase   agreements
                      collateralized by U.S. Government securities.  In a
                      repurchase  agreement, a bank sells a  security  to
                      the  Fund at one price and agrees to repurchase  it
                      at the Fund's cost plus interest within a specified
                      period   of   seven  or  fewer  days.    In   these
                      transactions,  which are, in effect, secured  loans
                      by  the Fund, the securities purchased by the  Fund
                      will  have  a  value equal to or in excess  of  the
                      value of the repurchase agreement and will be  held
                      by  the  Fund's  custodian bank until  repurchased.
                      Should  the  Fund implement a temporary  investment
                      policy,  its  investment  objectives  may  not   be
                      achieved.

Securities lending    The  Fund  may  lend up to 25%  of  its  assets  to
                      qualified  institutional investors for the  purpose
                      of   realizing   additional   income.    Loans   of
                      securities  of  the Fund will be collateralized  by
                      cash  or  securities issued or  guaranteed  by  the
                      United   States  Government  or  its  agencies   or
                      instrumentalities. The collateral will equal at least 100% of the current market value of the loaned securities. The risks of securities lending include possible delays in receiving additional collateral or in recovery of loaned securities or loss of rights in the collateral if the borrower defaults or becomes insolvent.

Foreign securities    The Fund may invest up to 10% of its assets in debt
                      and/or   equity  securities  of  foreign   issuers.
                      Foreign investments involve certain risks, such  as
                      political or economic instability of the issuer  or
                      of the country of issue, fluctuating exchange rates
                      and  the  possibility  of  imposition  of  exchange
                      controls.  These securities may also be subject  to
                      greater  fluctuations in price than the  securities
                      of   U.S.  corporations,  and  there  may  be  less
                      publicly   available   information   about    their
                      operations. Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and foreign markets may be less liquid or more volatile than U.S.
                      markets and may offer less protection to investors such as the Fund.

Lower-rated           The Fund may also invest no more than 5% of its net
debt securities       assets  in  lower-rated (high-risk) non-convertible
                      debt  securities, which are below investment grade.
                      The   Fund  does  not  expect  to  invest  in  non-
                      convertible  debt securities that are  rated  lower
                      than Caa by Moody's Investors Service, Inc. or  CCC
                      by   Standard  &  Poor's  Corp.  or,  if   unrated,
                      determined to be of comparable quality.

Warrants, rights      The Fund may invest up to 5% of its total assets in
and options           warrants, rights and options.

Portfolio turnover    Although  the  Fund generally will seek  to  invest
                      for  the  long term, it retains the right  to  sell
                      securities  regardless of how long they  have  been
                      held.   Portfolio turnover rates for the  Fund  may
                      exceed  100%.  Rates which exceed 100%  are  higher
                      than  those  of most other funds.  A 100%  turnover
                      rate  occurs,  for example, if all  of  the  Fund's
                      portfolio  securities  are replaced  in  one  year.
                      High   portfolio  activity  increases  the   Fund's
                      transaction     costs,     including      brokerage
                      commissions.

State insurance       The  Fund  is  sold to the Insurance  Companies  in
restrictions          connection with Variable Contracts, and  will  seek
                      to be available under Variable Contracts sold in  a
                      number  of  jurisdictions.   Certain  states   have
                      regulations  or guidelines concerning concentration
                      of investments and other investment techniques.  If
                      applied to the Fund, the Fund may be limited in its
                      ability  to  engage  in certain techniques  and  to
                      manage its portfolios with the flexibility provided
                      herein. In order to permit the Fund to be available
                      under  Variable  Contracts sold in certain  states,
                      the  Trust  may make commitments for the Fund  that
                      are  more  restrictive than the investment policies
                      and   limitations  described  above  and   in   the
                      Statement of Additional Information.  If the  Trust
                      determines that such a commitment is no  longer  in
                      the  Fund's best interests, the commitment  may  be
                      revoked by terminating the availability of the Fund
                      to   Variable  Contract  owners  residing  in  such
                      states.
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MANAGEMENT OF         The  Trust's business and affairs are managed under
THE TRUST             the  direction of its Board of Trustees.   Royce  &
                      Associates,  Inc. ("Royce"), the Fund's  investment
Royce & Associates,   adviser, is responsible for the management  of  the
Inc.                  Fund's  portfolio, subject to the authority of  the
is responsible for    Board  of Trustees.  Royce, which was organized  in
the                   1967,  is also the investment adviser to The  Royce
management of the     Fund  and  to  other investment and  non-investment
Fund's portfolio      company   accounts.  Charles  M.   Royce,   Royce's
                      President, Chief Investment Officer and sole voting
                      shareholder  since  1972, is primarily  responsible
                      for  managing the Fund's portfolio.  He is assisted
                      by  Royce's investment staff, including W.  Whitney
                      George,   Senior  Portfolio  Manager  and  Managing
                      Director,   Boniface  A.  Zaino,  Senior  Portfolio
                      Manager  and Managing Director, Charles R. Dreifus,
                      Senior Portfolio Manager and Principal, and by Jack
                      E. Fockler, Jr., Managing Director.

                      As compensation for its services to the Fund, Royce is entitled to receive annual advisory fees of 1% of the average net assets of the Fund. These fees are payable monthly from the assets of the Fund. Royce will select the brokers who will execute the purchases and sales of the Fund's portfolio securities and may place orders with brokers who provide brokerage and research services to Royce. Royce is authorized, in recognition of the value of brokerage and research services provided, to pay commissions to a broker in excess of the amount which another broker might have charged for the same transaction.

                      From  time  to  time,  Royce  may  pay  amounts  to
                      Insurance  Companies  or other  organizations  that
                      provide  administrative services for  the  Fund  or
                      that  provide  services relating  to  the  Fund  to
                      owners of Variable Contracts and/or participants in
                      Retirement  Plans.   These  services  may  include,
                      among   other   things:  sub-accounting   services;
                      answering    inquiries    regarding    the    Fund;
                      transmitting,   on  behalf  of  the   Fund,   proxy
                      statements,     shareholder    reports,     updated
                      prospectuses and other communications regarding the
                      Fund; and such other related services as the Trust,
                      owners of Variable Contracts and/or participants in
                      Retirement Plans may request.  The amounts  of  any
                      such payments will be determined by the nature  and
                      extent  of  the services provided by the  Insurance
                      Company  or  other organization.  Payment  of  such
                      amounts by Royce will not increase the fees paid by
                      the Fund or its shareholders.
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GENERAL               Royce  Capital  Fund (the "Trust")  is  a  Delaware
INFORMATION           business  trust registered with the Securities  and
                      Exchange  Commission  as  a  diversified,  open-end
                      management  investment company.  The Trustees  have
                      the  authority  to  issue an  unlimited  number  of
                      shares  of beneficial interest, without shareholder
                      approval, and these shares may be divided  into  an
                      unlimited   number  of  series.  Shareholders   are
                      entitled to one vote per share. Shares vote by individual series on all matters, except that shares are voted in the aggregate and not by individual series when required by the 1940 Act and that if the Trustees determine that a matter affects only one series, then only shareholders of that series are entitled to vote on that matter.

                      Pursuant to current interpretations of the 1940 Act, the Insurance Companies will solicit voting instructions from Variable Contract owners with respect to any matters that are presented to a vote of shareholders and will vote all shares held by the separate accounts in proportion to the voting instructions received. The exercise of voting rights on shares held by Retirement Plans will be governed by the terms of such plans. Some Retirement Plans may pass-through voting to plan participants, while shares held by other Retirement Plans may be voted by the trustees of the Retirement Plan or by a named fiduciary or an investment manager. Retirement Plan participants should consult their plan documents for information.

                       The Fund sells its shares only to certain qualified
                       retirement  plans  and  to  variable  annuity   and
                       variable   life  insurance  separate  accounts   of
                       insurance
                      companies that are unaffiliated with Royce and that
                      may  be  unaffiliated with one another.   The  Fund
                      currently does not foresee any disadvantages to policyowners arising out of the fact that the Fund offers its shares to such entities. Nevertheless, the Trustees intend to monitor events in order to identify any irreconcilable material conflicts that
                      may   arise  due  to  future  differences  in   tax
                      treatment or other considerations and to determine what action, if any, should be taken in response to such conflicts. If a conflict occurs, the Trustees may require one or more insurance company separate accounts or plans to withdraw its investments in the Fund and to substitute shares of another fund. As a result, the Fund may be forced to sell securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of the Fund to any separate account or qualified plan or may suspend or terminate the offering of shares of the
                      Fund   if  such  action  is  required  by  law   or
                      regulatory authority or is deemed by the Trust to be in the best interests of the shareholders of the Fund.

                      The custodian for the portfolio securities, cash and other assets of the Fund is State Street Bank and Trust Company. State Street, through its agent National Financial Data Services ("NFDS"), also serves as the Fund's transfer agent. Coopers & Lybrand L.L.P. serves as independent accountants for the Fund.

Year 2000             Many  computer software systems in use today cannot
                      properly process date-related information from  and
                      after  January 1, 2000.  Should any of the computer
                      systems  employed by the Fund or any of  its  major
                      service  providers  fail to process  this  type  of
                      information  properly, that could have  a  negative
                      impact  on  the Fund's operations and the  services
                      provided  to  the Fund's shareholders.   The  Royce
                      Funds  and  Royce are reviewing all  of  their  own
                      computer  systems  with the goal  of  modifying  or
                      replacing  such systems to the extent necessary  to
                      prepare for the Year 2000.  In addition, Royce  has
                      been  advised by the Fund's major service providers
                      that  they  are  also in the process  of  reviewing
                      their  systems with the same goal.  As of the  date
                      of  this  Prospectus, the Fund and  Royce  have  no
                      reason  to  believe that these goals  will  not  be
                      achieved.
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DIVIDENDS,            The  Fund will pay dividends from its net investment
DISTRIBUTIONS         income  (if  any)  and distribute its  net  realized
AND TAXES             capital  gains annually in December.  Dividends  and
                      distributions will be automatically reinvested in additional shares of the Fund.

                     The Fund intends to qualify and to remain qualified for taxation as a "regulated investment company" under the Internal Revenue Code, so that it will not be subject to Federal income taxes to the extent that its income is distributed to its shareholders. In addition, the Fund intends to qualify under the Internal Revenue Code with respect to the diversification requirements related to the tax-deferred status of insurance company separate accounts. By meeting these and other requirements, the participating Insurance Companies, rather than the owners of the Variable Contracts, should be subject to tax on distributions received with respect to Fund shares. The tax treatment on distributions made to an Insurance Company will depend on the Insurance Company's tax status.
                     Shares of the Fund may be purchased through Variable Contracts. As a result, it is anticipated that any net investment income dividends or capital gains distributions from the Fund will be exempt from current taxation if left to accumulate within a Variable Contract. Dividends and distributions made by the Fund to the Retirement Plans are not taxable to the Retirement Plans or to the participants thereunder. The Fund will be managed without regard to tax ramifications. Withdrawals from such Contracts may be subject to ordinary income tax plus a 10% penalty tax if made before age 59-1/2.

                     The tax status of your investment in the Fund depends on the features of your Variable Contract or Retirement Plan. For further information, please refer to the prospectus or disclosure documents of your Variable Contract or information
                     provided   by  your  Retirement  Plan.   Prospective
                     investors  are  encouraged  to  consult  their   tax
                     advisers.

                     The above discussion is only a summary of some of the important tax considerations generally affecting the Fund and its shareholders; see the Statement of Additional Information for additional discussion.
-------------------------------------------------------------------------

NET ASSET VALUE       Fund  shares are purchased and redeemed at  the  net
PER SHARE             asset  value  per  share next  determined  after  an
                      order  is  received by the Fund's transfer agent  or
                      an  authorized  service  agent  or  sub-agent.   Net
Net asset value per   asset value per share is determined by dividing  the
share (NAV) is        total  value  of  the Fund's investments  and  other
determined each day assets, less any liabilities, by the number of the New York Stock outstanding shares of the Fund. Net asset value Exchange is open per share is calculated at the close of regular trading on the New York Stock Exchange on each day the Exchange is open for business.

                     In determining net asset value, securities listed on an exchange or the Nasdaq National Market System will be valued on the basis of the last reported sale price prior to the time the valuation is made or, if no sale is reported for that day, at their bid price for exchange-listed securities and at the average of their bid and ask prices for Nasdaq securities. Quotations will be taken from the market where the security is primarily traded. Other over-the counter securities for which market quotations are readily available will be valued at their bid price. Securities for which market quotations are not readily available will be valued at their fair value under procedures established and supervised by the Board of Trustees. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services.
-------------------------------------------------------------------------

SHAREHOLDER           The  Trust  will  provide Insurance  Companies  and
GUIDE                 Retirement  Plans with information  Monday  through
                      Friday,  except holidays, from 9:00  a.m.  to  5:00
                      p.m.  (Eastern  time).   For  information,  prices,
                      literature or to obtain information
                      regarding  the availability of Fund shares  or  how
                      Fund  shares are redeemed, call the Trust at 1-800-
                      221-4268.

Purchasing and        Shares  of the Fund are sold on a continuous  basis
Redeeming Shares      to  separate accounts of Insurance Companies or  to
of the Fund           Retirement Plans.  Stock certificates will  not  be
                      issued;  share  activity will be recorded  in  book
                      entry  form  only.  Investors may not  purchase  or
                      redeem  shares  of  the  Fund  directly,  but  only
                      through   the   separate  accounts   of   Insurance
                      Companies  or  through qualified Retirement  Plans.
                      You should refer to the applicable Separate Account
                      Prospectus  or your Plan documents for  information
                      on  how  to purchase or surrender a contract,  make
                      partial  withdrawals of contract  values,  allocate
                      contract  values  to  one  or  more  funds,  change
                      existing allocations among investment alternatives,
                      including  the  Fund, or select specific  funds  as
                      investment options in a Retirement Plan.  No  sales
                      charge  is  imposed upon the purchase or redemption
                      of  shares  of  the Fund.  Sales  charges  for  the
                      Variable   Contracts   or  Retirement   Plans   are
                      described   in   the   relevant  Separate   Account
                      Prospectuses or plan documents.

                      If the Board of Trustees determines that it would be detrimental to the best interest of the Fund's remaining shareholders to make payment in cash, the Fund may pay redemption proceeds in whole or in part by a distribution in kind.

                      Fund shares are purchased or redeemed at the net asset value per share next computed after receipt of a purchase or redemption order by the Fund's transfer agent or an authorized service agent or sub-agent. Payment for redeemed shares will generally be made within three business days following the date of request for redemption. However, payment may be postponed under unusual circumstances, such as when normal trading is not taking place on the New York Stock Exchange, an emergency as defined by the Securities and Exchange Commission exists or as permitted by the Securities and Exchange Commission.

Shareholder           Owners  of Variable Contracts and Retirement  Plans
Communications        and  their  administrators will receive annual  and
                      semi-annual   reports,  including   the   financial
                      statements of the Fund that they have authorized for investment. Each report will also show the investments owned by the Fund and the market values thereof, as well as other information about the Fund and its operations. The Trust's fiscal year ends December 31.

					=================================

ROYCE CAPITAL FUND
------------------
1414 Avenue of the Americas
New York, NY 10019
1-800-221-4268
                                                ROYCE CAPITAL FUND

INVESTMENT ADVISER
Royce & Associates, Inc.
1414 Avenue of the Americas
New York, NY 10019
                                           ROYCE TOTAL RETURN PORTFOLIO

TRANSFER AGENT
State Street Bank and Trust Company
c/o NFDS
P.O. Box 419012
Kansas City, MO 64141-6012
1-800-841-1180


CUSTODIAN
State Street Bank and Trust Company
P.O. Box 1713
Boston, MA 02105


OFFICERS
Charles M. Royce, President
   and Treasurer
John D. Diederich, Vice President
Jack E. Fockler, Jr., Vice President                 PROSPECTUS
W. Whitney George, Vice President                  AUGUST 15, 1998
Daniel A. O'Byrne, Vice President
   and Asst. Secretary
John E. Denneen, Secretary
					=================================